Volcan Holdings, Inc. and Subsidiary
(An Exploration Stage Company)
Pro Forma Condensed Combined Balance Sheet

	June 30, 2008	June 30, 2008
	Volcan Holdings, Inc.	Volcan Australia
	(F/K/A Dunn Mining, Inc.)	Corporation Pty Ltd
	(Legal acquiror)	(Accounting acquiror)	Pro Forma		Pro Forma
	(Unaudited)	(Audited)	Adjustments		Combined

Assets
Current assets
Cash	$1,666	$96			$1,762
Other receivables	-	130,624			130,624
Total current assets	1,666	130,720			132,386

Other assets
Intangible assets	-	1,101,027			1,101,027
Total other assets	-	1,101,027			1,101,027

Total assets	$1,666	$1,231,747			$1,233,413

Liabilities and Stockholders' Equity

Current liabilities
Accounts payable - related party	$-	$1,449,905			1,449,905
Loan payable - shareholder	22,536	-			22,536
Total current liabilities	22,536	1,449,905			1,472,441

Stockholders' equity
Common stock ($0.001 par value, 300,000,000 authorized
100,000,000 shares issued and outstanding) D	100,000	96	(96	)A	100,000
Additional paid in capital	(75,000)	-	(45,774	)C	(120,774)
Deficit accumulated during exploration stage	(45,870)	(214,909)	45,870	B	(214,909)
Accumulated other comprehensive loss	-	(3,345)			(3,345)
Total stockholders' equity	(20,870)	(218,158)			(239,028)

Total liabilities and stockholders' equity	$1,666	$1,231,747			$1,233,413

A represents the elimination of the accounting acquirer's common stock as part of the recapitalization.
B represents the elimination of the legal acquirer's historical deficit during the exploration stage as part of the recapitalization.
C represents the net effect of the recapitalization for A and B .
D represents the issued and outstanding shares assuming the recapitalization. The effect is a retroactive restatement of all share and related per share amounts. The Company issued 90,000,000 shares of common stock as part of this reverse acquisition and cancelled 24,691,358 common shares. The outstanding par value of the common stock is that of Volcan Holdings, Inc., the legal acqui The Company has reflected the par value of the common stock of Volcan Holdings, Inc. with an equivalent offset to additional paid in capital.

For comparability, the financial statements of Volcan Holdings, Inc., the legal acquiror have been conformed to the presentation of Volcan Australia Corporation Pty Ltd, the accounting acquiror at June 30, 2008.

See accompanying notes to unaudited condensed combined financial statements.

Volcan Holdings, Inc. and Subsidiary
(An Exploration Stage Company)
Pro Forma Condensed Combined Statement of Operations

		For the period June 11, 2008
	For the period July 1, 2007	(inception)
	to June 30, 2008	to June 30, 2008
	Volcan Holdings, Inc.	Volcan Australia
	(F/K/A Dunn Mining, Inc.)	Corporation Pty Ltd
	(Legal acquiror)	(Accounting acquiror)	Pro Forma	Pro Forma
	(Unaudited)	(Audited)	Adjustments	Combined

Operating expenses
General and administrative	$28,284	$214,909		$243,193
Total operating expenses	28,284	214,909		243,193

Net loss	$(28,284)	$(214,909)		$(243,193)

Net loss per share - basic and diluted				$(0.00)

Weighted average shares outstanding
during the period - basic and diluted				100,000,000

The Company will not present any additional presentation of proforma financial information since Volcan Australia Corporation Pty Ltd was incorporated on June 11, 2008. Therefore, there would be no statement of operations that could be combined with Volcan Holdings, Inc. for any prior periods in 2007. The related prior year information has been included in prior filings made by Volcan Holdings, Inc.

For comparability, the financial statements of Volcan Holdings, Inc., the legal acquiror have been conformed to the presentation of Volcan Australia Corporation Pty Ltd, the accounting acquiror at June 30, 2008.

See accompanying notes to unaudited condensed combined financial statements.

Volcan Holdings, Inc. and Subsidiary
Notes to Pro Forma Condensed Combined Financial Information
June 30, 2008
(Unaudited)

Note 1 Basis of Presentation

On September 11, 2008, Dunn Mining Inc., a Nevada corporation (“Dunn Mining”), was merged with and into Volcan Holdings, Inc., a Delaware corporation (“Holdings”), for the purpose of changing its state of incorporation to Delaware from Nevada, changing its name and effectuating a 1-for-6.1728395 forward stock-split, all pursuant to a Certificate of Ownership and Merger and Articles of Merger, each dated September 11, 2008 and approved by stockholders on September 11, 2008.

On September 12, 2008, Holdings entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among Holdings, Volcan Australia Corporation Pty Ltd, an Australian proprietary company (“VAC”), and VAC’s sole shareholder. Upon closing of the transaction contemplated under the Exchange Agreement (the “Share Exchange”), on September 12, 2008, the VAC Shareholder transfered all of the issued and outstanding capital stock of VAC to Holdings in exchange for 90,000,000 newly issued shares of common stock of Holdings and a right to receive $1,500,000 in cash at the end of any fiscal quarter in which Holdings has cash on hand of at least $5,000,000. Such Share Exchange caused VAC to become a wholly owned subsidiary of Holdings.

On September 12, 2008, Holdings sold approximately 37 units in a private placement, which raised approximately $1,300,000. Each unit consists of 100,000 shares of common stock and 100,000 warrants. The warrants are exercisable at $1 per share and expire five years from the issuance date.

Following the Share Exchange and closing of the private placement, Holding’s former principal stockholder cancelled 24,691,358 shares in consideration for all of Holding’s pre-Share Exchange assets and liabilities. See additional discussion in Item 2.01 in Holdings’ Form 8-K, dated September 12, 2008.

The unaudited pro forma condensed combined balance sheet presents the financial position of Holdings and VAC as of June 30, 2008, assuming that the transaction occurred as of that date. Such pro forma information is based on the unaudited historical balance sheets of Holdings and VAC as of June 30, 2008.

As required by Rule 11-02 of Regulation S-X, the unaudited pro forma condensed combined statements of operations assumes that the transaction occurred as of the beginning of the earliest period presented, June 11, 2008 (inception of VAC). The unaudited pro forma condensed combined statements of operations reflect Holdings and VAC’s historical results of operations for the period ended June 30, 2008*. Comparative prior information for 2007 is not presented since VAC was not in existence prior to its June 11, 2008 inception. The statement of operations reflects activity using the period end of the accounting acquiror (VAC), which is June 30, 2008. Therefore, Holding’s operations are presented for the period from July 1, 2007 to June 30, 2008.

Volcan Holdings, Inc. and Subsidiary
Notes to Pro Forma Condensed Combined Financial Information
June 30, 2008
(Unaudited)

*Holdings had an August 31, fiscal year end.

The company believes that the assumptions used in preparing the unaudited pro forma condensed combined financial statements provide a reasonable basis for presenting all of the significant effects of the acquisition (other than any operating synergies anticipated by VAC) and that the pro forma adjustments give effect to those assumptions in the unaudited pro forma condensed combined financial statements.

Note 2 Reverse Acquisition and Recapitalization

For Holding’s next reporting period, which is September 30, 2008; the transaction above will be accounted for as a reverse acquisition. Holdings did not have any material operations and majority-voting control was transferred to VAC. The transaction also requires a recapitalization of VAC. Since VAC acquired a controlling voting interest, it was deemed the accounting acquirer, while Holdings was deemed the legal acquirer. The historical financial statements are those of VAC and of the consolidated entities from the date of reverse acquisition.

Note 3 Earnings Per Share

In connection with the issuance of the 90,000,000 shares of common stock by Holdings and the cancellation of the 24,691,358 shares by Holdings’ former principal stockholder, all share and per share amounts have been retroactively restated to the earliest period presented.

Note 4 Pro Forma Adjustments

Pro forma adjustments to the unaudited condensed combined balance sheet as of June 30, 2008 and the unaudited condensed combined statements of operations for the period ended June 30, 2008 are more fully described on these statements.